SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-(11(c) or Rule 14a-12
ADSTAR, INC.
(Name of Registrant as Specified in Its Charter)
Name of Person(s) Filing Proxy Statement, if other than the registrant)
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ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
PROPOSAL NO. 2
AUDIT COMMITTEE REPORT
COMPENSATION OF EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS
PURPOSE OF THE COMMITTEE
COMPOSITION OF THE COMMITTEE
MEETINGS OF THE COMMITTEE
DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

October 17, 2005
Dear Stockholder:
     You are invited to attend the Annual Meeting of Stockholders of AdStar, Inc. to be held on Friday, November 18, 2005, at 9:00 a.m., Eastern time, at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, New York, New York 10022.
     At this year’s meeting you will be asked to elect seven directors and to ratify the selection of the Company’s independent auditors. The accompanying Notice of Meeting and Proxy Statement describe these proposals. We urge you to read this information carefully.
     Your Board of Directors unanimously believes that the election of its nominees for directors and the ratification of its selection of independent auditors are in the best interests of AdStar and its stockholders, and, accordingly, recommends a vote FOR the election of the nominees for director and FOR proposal 2.
     In addition to the formal business to be transacted at the Annual Meeting, management will make a presentation on developments of the past year and respond to comments and questions of general interest to stockholders. I personally look forward to greeting those AdStar stockholders able to attend the meeting.
     Whether or not you plan to attend the Annual Meeting in person, it is important that your shares are represented. Therefore, please promptly complete, sign, date, and return the enclosed proxy card in the accompanying envelope, which requires no postage if mailed in the United States. You are, of course, welcome to attend the Annual Meeting and vote in person even if you previously returned your proxy card.
     Thank you.

Sincerely,

Leslie Bernhard,
President and Chief Executive Officer

ADSTAR, INC.
4553 Glencoe Avenue
Marina del Rey, California 90292

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 18, 2005

To the Stockholders of AdStar, Inc.:
     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AdStar, Inc. (the “Company”) will be held at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, New York, New York 10022, on Friday, November 18, 2005, for the following purposes:
1.	To elect seven directors of the Company, each to serve for a term of one year.

2.	To ratify the appointment of BDO Seidman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005.

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.
     Only the stockholders of record at the close of business on October 14, 2005 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.
     All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

By Order of the Board of Directors

/s/ Eli Rousso
Eli Rousso,
Corporate Secretary
Dated: October 17, 2005

ADSTAR, INC.
PROXY STATEMENT
     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of AdStar, Inc., a Delaware corporation (the “Company” or “AdStar”), of proxies in the form enclosed for the Annual Meeting of Stockholders to be held at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, New York, New York 10022 on Friday, November 18, 2005 at 9:00 a.m., Eastern time, and for any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business which will come before the meeting.
Record Date and Quorum
     Only stockholders of record at the close of business on October 14, 2005 (the “Record Date”), are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 16,071,603 outstanding shares of common stock, par value $.0001 per share, (“Common Stock”) and 2,000,000 outstanding shares of Series B-2 convertible preferred stock, par value $.0001 per share, (“Series B-2 Preferred”). At the Annual Meeting, each share of Common Stock and Series B-2 Preferred is entitled to one vote. In the aggregate, 18,071,603 votes may be cast at the Annual Meeting. Shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted as specified.
Voting of Proxies
     The persons acting as proxies pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the proxyholders will vote the shares represented by the proxy: (i) for election of the director nominees named in this Proxy Statement; (ii) for ratification of the appointment of BDO Seidman LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2005; and (iii) in the proxyholders’ discretion, on any other business that may come before the meeting and any adjournments of the meeting.
     All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under the Company’s bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions or non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.
Voting Requirements
     Directors are elected by a plurality of the votes cast at the meeting. The affirmative vote of a majority of votes cast for or against the matter by stockholders entitled to vote is required to ratify the appointment of independent auditors.
Revocability of Proxy
     A proxy may be revoked by the stockholder giving the proxy at any time before it is voted by delivering oral or written notice to the Secretary of AdStar at or prior to the meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting in and of itself does not revoke a prior proxy.
Expenses of Solicitation
     We will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers or employees of AdStar telephonically, electronically or by other means of communication. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.
PROPOSAL NO. 1
ELECTION OF DIRECTORS
ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION
     At this meeting seven (7) directors are to be elected to serve for one-year terms, each to hold office until his successor is duly elected and qualified.
     It is intended that votes pursuant to the enclosed proxy will be cast for the election of the seven nominees named below. It is not contemplated that any nominee will be unable to serve as a director, but if such contingency should occur prior to the meeting, the persons named as proxies in the enclosed proxy or their substitutes will have the right to vote for substitute nominees. Management has no reason to believe these nominees will not be available for election.
     The following table sets forth the name and age of each nominee, the principal occupation of each during the past five years and the period during which each has served as a director of AdStar. Information as to the stock ownership of each of our directors and all of our current executive officers as a group are set forth under “Security Ownership of Certain Beneficial Owners and Management.” All of the nominees to the Board of Directors have been approved, recommended and nominated for re-election to the Board of Directors by the Board of Directors. The nominees were selected by the Board of Directors of AdStar, including all directors who are “independent” under the relevant National Association of Securities Dealers (“NASD”) listing standards, and are all currently Directors. The first three nominees are also officers of AdStar.

Directors Nominated for One-Year Terms:

			Position
Name	Age	Position	Since
Leslie Bernhard	61	President, Chief Executive Officer and Director	1991
Eli Rousso	68	Executive Vice President, Chief Technology Officer, Secretary, Treasurer, and Director	1991
Jeffrey Baudo	58	Senior Vice President, Chief Operating Officer, and Director	2001
Peter M. Zollman	52	Director	2005
Michael Jackson	40	Director	2005
John Rudy	62	Director	2005
Michael P. Dubreuil	47	Director	2005
  (1) Members of the compensation and the audit committees of the Board of Directors.
     Leslie Bernhard, one of our co-founders, has been a senior executive since the organization of our predecessor in 1986 and has served as our President and Chief Executive Officer since 1991. Ms. Bernhard also serves on the Board of Directors of Milestone Scientific, Inc., a developer and manufacturer of medical and dental equipment. Ms. Bernhard holds a B.S. degree from St. John’s University. Ms. Bernhard is the sister of Mr. Baudo.
     Eli Rousso, our other co-founder, has been a senior executive since the organization of our predecessor in 1986 and has served as our Executive Vice President and Chief Technology Officer since 1991. Mr. Rousso holds a B.S. degree in Electrical Engineering from Massachusetts Institute of Technology (MIT) and has completed graduate work at the Polytechnic Institute (New York).
     Jeffrey Baudo joined us as Chief Operating Officer in January 2001 and became a director in February 2001. From 1995 to 2000 Mr. Baudo served as COO and President of the periodicals publishing division of United Advertising Publications. Mr. Baudo holds a B.A. degree from St. Johns University. Mr. Baudo is the brother of Ms. Bernhard.
     Peter M. Zollman, a director, is the Founding Principal of Classified Intelligence, LLC, and the Advanced Interactive Media Group, LLC, and has held those positions since the companies launched in 1998 and 1997, respectively. Both organizations provide consulting services regarding interactive media to the classified advertising industry, media companies, dot-coms and vendors. Mr. Zollman is publisher and executive editor of Classified Intelligence Report.
     Michael Jackson, a director, is Executive Vice President and Chief Financial Officer of AGENCY.COM, a global internet professional services company, and has served in those positions or as Corporate Controller or Chief Accounting Officer since August, 1999. Before that, he was a Manager at Arthur Andersen LLP and Ernst and Young LLP. He served on the New York State Society Auditing Standards and Procedures Committee from 1998 to 1999 and on the New York State Society’s SEC Committee from 1999 to 2001. He is a member of the Board and Chairman of the Audit Committee of Dag Media, Inc., a publisher of print and on-line classified telephone directories.

     John Rudy, a director, is the founder and Chief Executive Officer of Beacon Consulting Associates, accounting and business consultants providing, financial, accounting, marketing and business strategy advice and services to middle market businesses, and has held those positions since 1986. Mr. Rudy has over 15 years’ experience with public accounting firms, most recently as a director with Coopers & Lybrand in charge of their turn-around services practice in the New York Metropolitan area. He has also served as chief financial officer for a chain of women’s ready-to-wear stores and a public group of automotive retailers. Mr. Rudy is a CPA in New York State.
     Michael P. Dubreuil, a director, is a private investor and a Director of the Board of Secured Services, Inc., an information security software company. He co-founded Secured Services, Inc. in September, 2002 and was its Co-Chairman until August, 2005. Prior to that he founded Dolfin.com, Inc in May 1998, and holds the positions of CEO and Chairman of Dolfin.com, Inc.
     All directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Officers are elected to serve, subject to the discretion of the Board of Directors, until their successors are appointed. All of the nominees are currently members of the Board of Directors, and all nominees have been approved, recommended and nominated for re-election to the Board of Directors by the Board of Directors, and were selected by the Board of Directors of AdStar, including all directors who are “independent” under the relevant NASD listing standards. All nominees not previously elected by the stockholders were unanimously recommended by the independent directors then in office.
The Board of Directors Recommends a
Vote FOR the Election of the Foregoing Nominees and
Proxies that are Returned will be so Voted
Unless Otherwise Instructed.
*     *     *     *     *

Communications with our Board of Directors
     Our stockholders may contact our board of directors or a specified individual director by writing to the Corporate Secretary, AdStar, Inc., 4553 Glencoe Avenue Suite 300, Marina del Rey, California 90292. The Corporate Secretary shall forward all such communications (excluding routine advertisements, business solicitations and communications that he or she, in his or her sole discretion, deems to be a security risk or for harassment purposes) to each member of our board of directors, or, if applicable, to the individual director(s) named in the correspondence with a courtesy copy to the chairman of our board of directors.
     It is AdStar’s policy that directors are invited and encouraged to attend the Annual Meeting. All of our then directors attended the 2004 Annual Meeting.
Board of Directors Meetings and Committees
     During the year ended December 31, 2004, the Board held four meetings, the Audit Committee three meetings, and the Compensation Committee three meetings. There were no meetings of the Nominating Committee, which was formed in August, 2004. All directors attended more than 75% of the number of meetings of the Board and its committees on which they served.
Compensation Committee
     The Compensation Committee was established in 1999, and reviews and recommends to the Board the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, and administers the issuance of stock options to the Company’s officers, employees, directors and consultants. The Compensation Committee is comprised of Michael P. Dubreuil, John Rudy and Peter M. Zollman, all of whom are “independent” as defined under the relevant NASD listing standards).
Audit Committee
     The Audit Committee was established in 1999 to meet with management and the Company’s independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Board adopted a revised written charter for the Audit Committee in July, 2005. The Audit Committee reviewed the Company’s audited financial statements for the year ended December 31, 2004 and met with the management of the Company to discuss such audited financial statements. The Audit Committee has discussed with the Company’s independent accountants, BDO Seidman LLP, the matters required to be discussed pursuant to Statement on Accounting Standards No. 61. The Audit Committee has received the written disclosures and the letter from BDO Seidman LLP required by the Independence Standards Board Standard No. 1. The Audit Committee has discussed with BDO Seidman LLP its independence from management and the Company. BDO Seidman LLP had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB/A. The Audit Committee is comprised of Michael P. Dubreuil, Michael Jackson and John Rudy, all of whom are “independent” as defined under the relevant NASD listing standards).
     The Audit Committee Charter (as revised in July, 2005) is annexed as Appendix A to this proxy statement.

Nominating Committee
     The Nominating Committee was formed in August, 2004. The committee consists of directors qualified as “Independent” (as defined under the NASD listing standards) elected by the Board of Directors and to be re-elected at our Annual Meeting of Stockholders.
     The Nominating Committee considers director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating Committee takes into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information: the name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of ownership; also — the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if selected by the Nominating Committee and nominated by the Board.
     The stockholder recommendation and information described above must be sent to the Company’s Corporate Secretary at 4553 Glencoe Avenue, Suite #300, Marina del Rey, California 90292 and must be received not less than 120 days prior to the anniversary date of the Company’s most recent annual meeting of stockholders.
     The Nominating Committee believes that the minimum qualifications for service as a director of the Company are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board’s oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating Committee’s evaluation of potential candidates shall be consistent with the Board’s criteria for selecting new directors. Such criteria include an understanding of the Company’s business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the Board’s ability to manage and direct the affairs and business of the Company, including when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.
     The Nominating Committee may also receive suggestions from current Board members, company executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Committee for such candidates. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates.
     Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that the Nominating Committee might be evaluating for membership on the Board. In certain instances, Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.
     The Nominating Committee Charter was revised in July, 2005 and is posted on our website.
SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information regarding the beneficial ownership of our common stock as of October 14, 2005, by:
•	each person known to us to be the beneficial owner of more than 5% of our outstanding shares;

•	each of our directors;

•	each executive officer named in the Summary Compensation Table below;

•	all of our directors and executive officers as a group.
     Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of common stock owned by them. All information with respect to beneficial ownership has been furnished to us by the respective stockholder.

	Shares of
	Common Stock
	Beneficially	Percentage of
Name of Beneficial Owner (1)	Owned (2)	Ownership
Leslie Bernhard (3)	7399,205	4.5%
Eli Rousso (3)	7677,127	4.7%
Jeffrey Baudo (4)	181,946	1.1%
Anthony J. Fidaleo (5)	25,845	*
John Rudy (6)	25,000	*
Michael Jackson (7)	25,000	*
Peter M. Zollman (8)	37,799	*
Michael P. Dubreuil (9)	25,000	*
Tribune Company (10)	3,443,457	19.1%
All Directors and Officers (8 persons) as a group	1,814,123	11.3%

*	less than 1%
(1)	The addresses of the persons named in this table are as follows: Leslie Bernhard, Eli Rousso, Jeffrey Baudo, and Anthony Fidaleo, c/o AdStar, Inc., 4553 Glencoe Avenue, Suite 300, Marina del Rey, CA 90292; John Rudy, 245 Main Street, Suite 2N, Matawan, NJ 07747, Michael Jackson, 20 Exchange Place, 9th Floor, New York, NY 10005, Peter M. Zollman, 402 Spring Valley Road, Altamonte Springs, FL 32714, Michael P. Dubreuil, 32 Miley Drive, Uniondale, Ontario L3R4V3, Canada; and Tribune Company, 435 N. Michigan Ave. Chicago IL, Attn: General Counsel

(2)	A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the filing of this report upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the date of filing this report have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. On October 14, 2005, 16,071,603 shares of Common Stock were outstanding.
(3)	Includes an aggregate of 110,054 shares in respect of which Ms. Bernhard and Mr. Rousso have voting power. Additionally, Ms. Bernhard and Mr. Rousso each have options to purchase 100,000, 150,000, and 29,151 shares of AdStar Common Stock at $0.81, $.060, and $0.73 per share, respectively, exercisable within 60 days.

(4)	Includes options to purchase 1,886, 150,000, and 26,260 shares of AdStar Common Stock, at $1.25, $0.60, and $0.73 per share, exercisable within 60 days.

(5)	Includes options to purchase 6,667, and 19,178 shares of AdStar Common Stock, at $2.06, and $0.73 per share, exercisable within 60 days.

(6)	Includes options to purchase 25,000 shares of common stock of Adstar at $0.83 per share exercisable within 60 days.

(7)	Includes options to purchase 25,000 shares of common stock of Adstar at $0.83 per share exercisable within 60 days.

(8)	Includes 5,581 common shares held by Classified Intelligence, LLC, of which Mr. Zollman is the Founding Principal, 7,218 common shares owned by Mr. Zollman and options to purchase 25,000 shares of AdStar common stock at $1.08 per share, exercisable within 60 days.

(9)	Includes options to purchase 25,000 shares of common stock of Adstar at $1.34 per share exercisable within 60 days.

(10)	Consist of 1,443,457 shares of common stock of AdStar and 2,000,000 of Series B-2 Preferred Stock, which currently convert into Common Stock on a 1 for 1 basis.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that all Section 16(a) filing requirements applicable to our officers and directors were complied with. With respect to any former directors, officers, and ten percent (10%) stockholders of AdStar, AdStar does not have any knowledge of any known failures to comply with the filing requirements of Section 16(a).
EXECUTIVE OFFICERS
     The following table sets forth the names, ages and principal position, of the executive officers of the Company:

Our executive officers and their respective ages are as follows:

			Director
Name	Age	Position	Since
Leslie Bernhard	61	President, Chief Executive Officer and Director	1991

Eli Rousso	68	Executive Vice President, Chief Technology Officer, Secretary, Treasurer, and Director	1991

Jeffrey Baudo	58	Senior Vice President, Chief Operating Officer, and Director	2001

Anthony J. Fidaleo	46	Vice President and Chief Financial Officer

     Leslie Bernhard, one of our co-founders, has served as our President and Chief Executive Officer since the organization of our predecessor in 1986. Ms. Bernhard holds a B.S. degree from St. John’s University. Ms. Bernhard is the sister of Mr. Baudo.
     Eli Rousso, our other co-founder, has served as our Executive Vice President and Chief Technology Officer since the organization of our predecessor in 1986. Mr. Rousso holds a B.S. degree in Electrical Engineering from Massachusetts Institute of Technology (MIT) and has completed graduate work at the Polytechnic Institute (New York).
     Jeffrey Baudo joined us as Chief Operating Officer in January 2001 and became a director in February 2001. Prior to joining AdStar, Mr. Baudo, served as president and COO of the publishing division of United Advertising Publications. Mr. Baudo holds a B.A. degree from St. Johns University. Mr. Baudo is the brother of Ms. Bernhard.
     Anthony J. Fidaleo joined us as Chief Financial Officer in June 2002 and became Vice President of Finance in September 2002. Prior to joining AdStar, Mr. Fidaleo served in a consulting capacity, as acting Chief Financial Officer or Vice President Controller, over the the prior 5 years primarily servicing the technology sector with companies such as Autobytel,Inc. and L90, Inc. Between 1992 and 1997 Mr. Fidaleo served as Chief Financial Officer of privately held national companies American Dawn, Inc. and Vagabond Inns, Inc. Mr. Fidaleo was in public accounting from 1982 through 1992, primarily with BDO Seidman, LLP where he attained the level of audit senior manager. Mr. Fidaleo is a CPA and holds a B.S. degree in Accounting from California State University at Long Beach.
PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT
OF INDEPENDENT AUDITORS
     AdStar is recommending that the stockholders ratify the appointment of BDO Seidman LLP as its independent public accountants for 2005. BDO Seidman LLP audited AdStar’s financial statements for the fiscal year ended December 31, 2004. The report of BDO Seidman LLP with respect to AdStar’s financial statements appears in AdStar’s annual report for the fiscal year ended December 31, 2004. A representative of BDO Seidman LLP will attend the meeting by telephone and will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions through conference telephone. In the event the stockholders fail to ratify the appointment, AdStar’s

Board will consider it a directive to consider other Independent Public Accountants for the subsequent year.
The Board of Directors Recommends a Vote FOR the Ratification of the
Appointment of BDO Seidman LLP for Fiscal Year 2004 and
Proxies that are Returned will be so Voted
Unless Otherwise Instructed.
AUDIT COMMITTEE REPORT
     The Audit Committee is currently comprised of three non-management Directors, Michael P. Dubreuil, Michael Jackson and John Rudy, and operates pursuant to a written Charter. During fiscal 2004, the Audit Committee was comprised of Stephen Zelnick (who did not stand for re-election to the Board in 2004, and Richard Salute, a former independent director of AdStar who was an “audit committee financial expert” within the meaning of the rules of the SEC (who resigned the position at the end of March 2005). During fiscal 2004, the Audit Committee held three meetings and private sessions with the independent auditors. The Audit Committee’s purpose is to assist the Board of Directors in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors’ qualifications and independence, (iv) the performance of our internal audit function and independent auditors and (v) our management of market, credit, liquidity and other financial and operational risks; to decide whether to appoint, retain or terminate our independent auditors and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and to prepare this Report. The Board of Directors has determined that each member of the Audit Committee is “independent” within the meaning of the rules of both NASD and the SEC, that each member is financially literate and that all members of the Audit Committee have accounting or related financial management expertise, as such qualifications are defined under the rules of NASD, and that each of Mssrs. Rudy and Mr. Jackson is an “audit committee financial expert” within the meaning of the rules of the SEC.
     Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.
     In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from its independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors, BDO Seidman LLP, the auditors’ independence. All non-audit services performed by the independent auditors must be specifically pre-approved by the Audit Committee or a member thereof.
     During fiscal 2004, the Audit Committee performed all of its duties and responsibilities under the Audit Committee Charter. The Audit Committee has reviewed and discussed with management AdStar’s audited statements for the year ended December 31, 2004. In addition, based on the reports and discussions described in this Report, the Audit Committee recommended to the Board of Directors that the audited financial statements of AdStar for fiscal 2004 be included in its Annual Report on Form 10-KSB/A for such fiscal year.
Submitted by the Audit Committee
Michael P. Dubreuil, Michael Jackson and John Rudy
Audit Committee Matters and Fees Paid to Independent Auditors
     Under its charter, the Audit Committee must pre-approve all engagements of our independent auditor unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. Each year, the independent auditor’s retention to audit our financial statements, including the associated fee, is approved by the Audit Committee before the filing of the preceding year’s Annual Report on Form 10-KSB. At the beginning of the fiscal year, the Audit Committee will evaluate other known potential engagements of the independent auditor, including the scope of the work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. At each subsequent Audit Committee meeting, the Audit Committee will receive updates on the services actually provided by the independent auditor, and management may present additional services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year. The Audit Committee has delegated to the Chairperson of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that a need arises for pre-approval between committee meetings. This might occur, for example, if we proposed to execute a financing on an accelerated timetable. If the Chairperson so approves any such engagements, he will report that approval to the full Audit Committee at the next Audit Committee meeting.
     Since the May 6, 2003 effective date of the SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of BDO Seidman LLP was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC’s rules.
Audit Committee Pre-Approved Policies and Procedures
     The Audit Committee will pre-approve audit services and non-audit services to be provided by the Company’s independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.
PRINCIPAL ACCOUNTING FEES AND SERVICES
     The aggregate fees billed by our principal accounting firm, BDO Seidman, LLP, for fees billed for fiscal years ended December 31, 2004 and 2003 are as follows:

	2004	2003
Audit fees	$100,500	$90,611
Audit related fees	52,426	41,586	(1)

	2004	2003
Total audit and audit related fees	$152,926	$132,197
Tax fees	19,477	6,900
All other fees	—	—

Total fees	$172,403	$139,097

(1) Includes fees paid to PricewaterhouseCoopers LLP.
Audit-Related Fees
     The Audit-Related Fees set forth in the table above consist primarily of consulting on regulatory filings, acquisition audits of Edgil, and consulting and research on specific accounting issues that pertained to our on-going operations and the audit, including, technical research associated with revenue recognition, Preferred Stock and Common Stock financings, and purchase accounting rules.
Tax Fees
     The Tax Fees set forth in the table above are the aggregate fees paid by us for tax services including, the preparation of corporate tax returns.
All Other Fees
     There were no Other Fees for the periods presented.
     Each of the permitted non-audit services has been pre-approved by the Audit Committee or the Audit Committee’s Chairman pursuant to delegated authority by the Audit Committee, other than de minimus non-audit services for which the pre-approval requirements are waived in accordance with the rules and regulations of the SEC.
COMPENSATION OF EXECUTIVE OFFICERS
     The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2002, 2003 and 2004 by our (i) Chief Executive Officer, and (ii) executive officers, other than the CEO, whose salary for the 2004 fiscal year as determined by Regulation S-B, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executives”).

Summary Compensation Table

		Annual	Long-Term Compensation
		Compensation	Awards	Payouts
			Common Stock	All Other
			Underlying	Compensation
Name and Principal Position	Year	Salary ($)	Options(#)	($)
Leslie Bernhard,	2004	$212,800	0	$0
President & Chief Executive	2003	$212,800	0	$0
Officer	2002	$211,250	150,000	$0

Eli Rousso	2004	$212,800	0	$0
Executive Vice President &	2003	$212,800	0	$0
Chief Technology Officer	2002	$209,450	150,000	$0

Jeffrey Baudo	2004	$191,700	0	$0
Senior Vice President &	2003	$191,700	0	$0
Chief Operating Officer	2002	$191,700	150,000	$0

Anthony J. Fidaleo	2004	$140,000	0	$0
Vice President Finance &	2003	$125,000	20,000	$0
Chief Financial Officer (1)	2002	$65,104	30,000	$0

(1)	Since commencement of employment on June 24, 2002
     Option grants.
     No options were granted to any of the Named Executives for the year ended December 31, 2004 and none of the options referred to in the table below have been exercised as of December 31, 2004. The following table provides the number and aggregate value of unexercised options held by Named executives as of December 31, 2004. The per share exercise price of all options was equal to, or above, the estimated fair market value of a share of Common Stock on the date of grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

	Number of	Dollar	Number of Shares		Dollar Value of
	Shares	Value	Underlying		In-the- Unexercised
	Underlying	Realized	Unexercised Options		Money Options at
	Options	on	at fiscal Year-End (1)		fiscal Year-End (1)
Name	Exercised	Exercise	Exercisable	Nonexercisable	Exercisable	Nonexercisable
Leslie Bernhard	—	$—	250,000	—	$92,500	$—
Eli Rousso	—	$—	250,000	—	$92,500	$—
Jeffrey Baudo	—	$—	250,000	—	$19,000	$—
Anthony J. Fidaleo	—	$—	26,667	23,333	$600	$300

(1)	Based on the closing price of the AdStar’s Common Stock on December 31, 2004 of $1.09. For the purposes of this calculation, value is based upon the difference between the exercise price of the options and the per share price at December 31, 2004.
Employment Contracts
     On July 1, 2002, AdStar entered into four-year employment agreements with each of Leslie Bernhard and Eli Rousso. Their prior agreements expired on June 30, 2002. Pursuant to her employment agreement, Leslie Bernhard was retained as our Chief Executive Officer and her total annual compensation was reduced to $212,800. Pursuant to his employment agreement, Eli Rousso was retained as our Executive Vice President and his total annual compensation was reduced to $212,800. Each agreement provides, among other things, for participation in an equitable manner in any profit-sharing or retirement, separation and disability plans for employees or executives and for participation in other employee benefits applicable to employees and executives of AdStar. Each agreement further provides for fringe benefits which commensurate with the executive’s duties and responsibilities. Under each agreement, employment may be terminated by us with cause or by the executive with good reason. Termination by us without cause, or by the executive for good reason, would subject us to liability for liquidated damages in an amount equal to the terminated executive’s base salary for the remaining term of his or her employment agreement or 12 months, whichever is greater. On May 12, 2005, Ms. Bernhard and Mr. Rousso executed amendments to their respective employment agreement effective as of January 1, 2005, reducing their annual compensation by 5% to $202,160 per annum.
     In January 2001, AdStar entered into a 2-year employment contract with Mr. Jeffrey Baudo. Pursuant to his employment agreement, Mr. Baudo was retained as our Chief Operating Officer at an annual rate of $213,000 per year, and granted options to purchase 100,000 shares of AdStar’s common stock. Subsequently, as of July 1, 2002, Mr. Baudo agreed to an amendment to employment agreement reducing his annual rate of compensation to $191,700. Mr. Baudo’s contract was extended for one year with successive one year terms for the same salary under essentially the same terms and conditions, effective January 22, 2003. Mr. Baudo is the brother of Leslie Bernhard.
     On December 31, 2004, as part of a global cost cutting strategy, all employees and officers with annual salaries greater then $50,000 who have been employed for greater then 1 year received a temporary 5% reduction in compensation. In June 2005 the Company reinstated compensation to the pre-

5% reduction level for all employees except the Chief Executive, Technology, and Operating officers. It is AdStar’s intention to reinstate the compensation to the Executives sometime in the future.
Compensation of Directors
     As of November 11, 2004, we granted Arthur Salzfass, a non-employee director, options covering 50,000 shares of Common Stock, exercisable at $1.29 per share for services rendered. Options for 25,000 shares vested immediately upon grant with the remaining 25,000 due to vest on November 11, 2005. However, as a result of his resignation the remaining option will not vest. The options are exercisable at anytime up to the amounts vested on the date of exercise until their expiration on November 11, 2009.
Limitation of Directors’ Liability and Indemnification
     The Delaware General Corporation Law (the “DGCL”) authorizes corporations to limit or eliminate the personal liability of directors to corporations and their shareholders for monetary damages for breach of directors’ fiduciary duty of care. The AdStar’s Certificate of Incorporation limits the liability of its directors to AdStar or its stockholders to the fullest extent permitted by Delaware law.
     AdStar’s Certificate of Incorporation provides mandatory indemnification rights to any officer or director of AdStar who, by reason of the fact that he or she is an officer or director of AdStar, is involved in a legal proceeding of any nature. Such indemnification rights include reimbursement for expenses incurred by such officer or director in advance of the final disposition of such proceeding in accordance with the applicable provisions of the DGCL. Insofar as indemnification for liabilities under the Securities Act of 1933 (the “Act”) may be provided to officers and directors or persons controlling AdStar, AdStar has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     For the years ended December 31, 2004 and December 31, 2003, we paid gross compensation of $81,406 and $60,555 respectively to William Bernhard, for services as Director of Corporate Development. Mr. Bernhard has been employed by the Company for more than ten years. Mr. Bernhard is the son of Leslie Bernhard, our Chief Executive Officer. As of September 30, 2005, we had paid Mr. Bernhard $61,979 in gross compensation for the year 2005.
OTHER MATTERS
     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.
Stockholder Proposals
     Stockholders interested in presenting a proposal for consideration at the annual meeting of stockholders in 2006 must follow the procedures found in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the Company’s 2006 proxy materials, all qualified proposals must be received by our Corporate Secretary no later than June 16, 2006. A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must notify us by August 30,

2006. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will have discretionary authority to vote on the proposal.
Code of Conduct
     We adopted a revised code of conduct in July, 2005 that applies to our principal executive officer, principal financial officer and other persons performing similar functions, as well all of our other employees and directors. This code of conduct is posted and can be viewed on our website at www.AdStar.com.
Proxy Materials
     We will mail our 2004 Annual Report, this Proxy Statement and the accompanying proxy card to stockholders beginning on or about October 18, 2005. The Annual Report and Proxy Statement will also be available on the Internet at www.AdStar.com. The Annual Report is not part of our proxy soliciting materials.
Reports and Financial Statements
     AdStar’s Annual Report for the year ended 2004, including Audited Financial Statements is included with this proxy material.
     We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-KSB/A for the year ended December 31, 2004 including the financial statements and financial statement schedules included therein. All such requests should be directed to Eli Rousso, Corporate Secretary, AdStar, Inc., 4503 Glencoe Avenue, Marina del Rey, California 90292
     EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Eli Rousso
Eli Rousso, Secretary

Dated:	Marina del Rey, California
October 17, 2005

APPENDIX A (AUDIT COMMITTEE CHARTER)
CHARTER
OF THE
AUDIT COMMITTEE
OF THE
BOARD OF DIRECTORS OF ADSTAR, INC.
PURPOSE OF THE COMMITTEE
     The Committee’s purpose is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of AdStar, Inc. and its subsidiaries (the “Corporation”), including, without limitation, (a) assisting the Board’s oversight of (i) the integrity of the Corporation’s financial statements, (ii) the Corporation’s compliance with legal and regulatory requirements, (iii) the Corporation’s independent auditors’ qualifications and independence, and (iv) the performance of the Corporation’s independent auditors and the Corporation’s internal audit function, and (b) preparing the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Corporation’s annual proxy statement.
COMPOSITION OF THE COMMITTEE
     The Committee shall be comprised of three or more directors as determined from time to time by resolution of the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the Nasdaq Stock Market (“Nasdaq”) and the Sarbanes-Oxley Act of 2002 (the “Act”) and the rules and regulations promulgated by the SEC pursuant to the Act. Director’s fees (including any additional amounts paid to chairs of committees and to members of committees of the Board) are the only compensation a member of the Committee may receive from the Corporation; provided, however, that a member of the Committee may also receive pension or other forms of deferred compensation from the Corporation for prior service so long as such compensation is not contingent in any way on continued service.
     No director may serve as a member of the Committee if such director serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee. Any such determination must be disclosed in the Corporation’s annual proxy statement.
     The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson. Each member of the Committee must be “financially literate”, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee must have “accounting or related financial management expertise”, as the Board interprets such qualification in its business judgment. Further, either (i) at least one member of the Committee must be a “financial expert”, as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Act, or (ii) if no member of the Committee is a “financial expert”, the Committee shall so inform the Corporation.

     Any vacancy on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of the directors that are independent pursuant to the rules and regulations of Nasdaq and the SEC.
MEETINGS OF THE COMMITTEE
     The Committee shall meet once every fiscal quarter or more frequently as it shall determine is necessary to carry out its duties and responsibilities. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee should meet separately on a periodic basis with (i) management, (ii) the Corporation’s internal auditing department or other person responsible for the internal audit function and (iii) the Corporation’s independent auditors, in each case to discuss any matters that the Committee or any of the above persons or firms believe should be discussed privately.
     A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.
     The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.
     The Committee shall maintain minutes of its meetings and records relating to those meetings and provide copies of such minutes to the Board.
DUTIES AND RESPONSIBILITIES OF THE COMMITTEE
     In carrying out its duties and responsibilities, the Committee’s policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following are within the authority of the Committee:
     (a) Select, in its sole discretion (subject, if applicable, to shareholder ratification), the firm of independent auditors to audit the books and accounts of the Corporation and its subsidiaries for each fiscal year;
     (b) Review and, in its sole discretion, approve in advance the Corporation’s independent auditors’ annual engagement letter, including the proposed fees contained therein, as well as all audit and, as provided in the Act, all permitted non-audit engagements and relationships between the Corporation and such auditors (which approval should be made after receiving input from the Corporation’s management). Approval of audit and permitted non-audit services may also be made by one or more members of the Committee as shall be designated by the Committee and the person granting such approval shall report such approval to the Committee at the next scheduled meeting;
     (c) Review the performance of the Corporation’s independent auditors, including the lead partner of the independent auditors, and, in its sole discretion (subject, if applicable, to shareholder ratification), make decisions regarding the replacement or termination of the independent auditors when

2

circumstances warrant;
     (d) Obtain at least annually from the Corporation’s independent auditors and review a report describing:
(i) the independent auditors’ internal quality-control procedures;
(ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and
(iii) all relationships between the independent auditors and the Corporation (including a description of each category of services provided by the independent auditors to the Corporation and a list of the fees billed for each such category);
          The Committee should present its conclusions with respect to the above matters, as well as its review of the lead partner of the independent auditors, and its views on whether there should be a regular rotation of the independent auditors, to the Board.
     (e) Oversee the independence of the Corporation’s independent auditors by, among other things:
(i)	actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and taking appropriate action to satisfy itself of the auditors’ independence;

(ii)	ensuring that the lead audit partner and reviewing audit partner responsible for the audit of the Corporation’s financial statements have not performed audit services for the Corporation for more than the previous five consecutive fiscal years of the Corporation;

(iii)	ensuring that the chief executive officer, controller, chief financial officer, chief accounting officer or other person serving in an equivalent position of the Corporation, was not, within one year prior to the initiation of the audit, an employee of the independent auditor who participated in any capacity in the Corporation’s audit; and

(iv)	considering whether there should be a regular rotation of the Corporation’s independent auditors;
     (f) Instruct the Corporation’s independent auditors that they are ultimately accountable to the Committee and that the Committee is responsible for the selection (subject, if applicable, to shareholder ratification), evaluation and termination of the Corporation’s independent auditors;
     (g) Review and accept, if appropriate, the annual audit plan of the Corporation’s independent auditors, including the scope of audit activities and all critical accounting policies and practices to be used, and monitor such plan’s progress and results during the year;

3

     (h) Review the results of the year-end audit of the Corporation, including any comments or recommendations of the Corporation’s independent auditors;
     (i) Review with management and the Corporation’s independent auditors, the following:
(i)	the Corporation’s annual audited financial statements and quarterly financial statements, including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and any major issues related thereto;

(ii)	critical accounting policies and such other accounting policies of the Corporation as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Corporation’s financial statements;

(iii)	major issues regarding accounting principles and financial statements presentations, including (A) any significant changes in the Corporation’s selection or application of accounting principles and (B) any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the ramifications and effects of alternative generally accepted accounting principles methods on the Corporation’s financial statements;

(iv)	all alternative treatments of financial information that have been discussed by the independent auditors and management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors;

(v)	all other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences; and

(vi)	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation;
     (j) Review with the chief executive officer and chief financial officer and independent auditors, periodically, the following:
(i)	all significant deficiencies in the design or operation of internal controls which could adversely affect the Corporation’s ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Corporation’s independent auditors;

(ii)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal controls; and

4

(iii)	any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
     (k) Attempt to resolve all disagreements between the Corporation’s independent auditors and management regarding financial reporting;
     (l) Review on a regular basis with the Corporation’s independent auditors any problems or difficulties encountered by the independent auditors in the course of any audit work, including management’s response with respect thereto, any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Committee should review with the independent auditors the following:
(i)	any accounting adjustments that were noted or proposed by the independent auditors but were rejected by management (as immaterial or otherwise);

(ii)	any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and

(iii)	any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Corporation;
     (m) Confirm that the Corporation’s interim financial statements included in Quarterly Reports on Form 10-Q have been reviewed by the Corporation’s independent auditors;
     (n) Review:
(i)	the adequacy and effectiveness of the Corporation’s accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget and staffing of the Corporation’s internal audit function, through inquiry and discussions with the Corporation’s independent auditors and management of the Corporation; and

(ii)	the yearly report prepared by management, and attested to by the Corporation’s independent auditors, assessing the effectiveness of the Corporation’s internal control structure and procedures for financial reporting and stating management’s responsibility to establish and maintain such structure and procedures, prior to its inclusion in the Corporation’s annual report;
     (o) Review with management the Corporation’s administrative, operational and accounting internal controls, including any special audit steps adopted in light of the discovery of material control deficiencies, and evaluate whether the Corporation is operating in accordance with its prescribed policies, procedures and codes of conduct;
     (p) Receive periodic reports from the Corporation’s independent auditors and management of the Corporation to assess the impact on the Corporation of significant accounting or financial reporting developments that may have a bearing on the Corporation;

5

     (q) Establish and maintain free and open means of communication between and among the Board, the Committee, the Corporation’s independent auditors, the Corporation’s internal auditing department and management, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis;
     (r) Review the Corporation’s earnings press releases (especially the use of “pro forma” or “adjusted” information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance provided by the Corporation to analysts and rating agencies (which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance);
     (s) Establish clear hiring policies by the Corporation for employees or former employees of the Corporation’s independent auditors;
     (t) Discuss guidelines and policies governing the process by which senior management of the Corporation and the relevant departments of the Corporation assess and manage the Corporation’s exposure to risk, as well as the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures;
     (u) Meet at least annually with the general counsel, and outside counsel when appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Corporation;
     (v) Prepare the report required by the rules of the SEC to be included in the Corporation’s annual proxy statement;
     (w) Review the Corporation’s policies relating to the avoidance of conflicts of interest and review past or proposed transactions between the Corporation and members of management as well as policies and procedures with respect to officers’ expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Corporation’s independent auditors;
     (x) Review the Corporation’s program to monitor compliance with the Corporation’s Code of Conduct, and meet periodically with the Corporation’s Compliance Officer to discuss compliance with the Code of Conduct;
     (y) Obtain from the Corporation’s independent auditors any information pursuant to Section 10A of the Securities Exchange Act of 1934;
     (z) Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters;
     (aa) Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Corporation;

6

     (bb) Report regularly to the Board on its activities, as appropriate. In connection therewith, the Committee should review with the Board any issues that arise with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance and independence of the Corporation’s independent auditors, or the performance of the internal audit function;
     (cc) Prepare and review with the Board an annual performance evaluation of the Committee, which evaluation must compare the performance of the Committee with the requirements of this charter, and set forth the goals and objectives of the Committee for the upcoming year. The evaluation should include a review and assessment of the adequacy of the Committee’s charter. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report;
     (dd) Approve any payments, to be made by the Corporation, for ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties; and
     (ee) Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.
*     *     *
     While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.
     In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Corporation, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting review or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation form which it receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the auditors to the Corporation.
**********

7

ADSTAR, INC.
P R O X Y
FOR ANNUAL MEETING OF THE STOCKHOLDERS
NOVEMBER 18, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Leslie Bernhard and Eli Rousso, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of AdStar, Inc. (“AdStar”) to be held at the offices of Morse, Zelnick, Rose & Lander, 405 Park Avenue, New York, NY 10022, on November 18, 2005 at 9:00 A.M., Eastern time and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of AdStar held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.
Please mark “X” your votes as indicated :
1. ELECTION OF DIRECTORS: Leslie Bernhard, Eli Rousso, Jeffrey Baudo, John Rudy, Michael Jackson, Peter M. Zollman and Michael P. Dubreuil

FOR election of all nominees	☐

WITHHOLD vote from all nominees	☐

FOR all nominees,	☐
EXCEPT for nominee(s) listed below from whom Vote is withheld.

1.	Confirmation of the appointment of BDO Seidman LLP as auditors for AdStar for the year ending December 31, 2005.

FOR ☐	AGAINST ☐	ABSTAIN ☐
(Continued, and to be signed, on the Reverse Side)

FOLD HERE

THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2.
The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

Dated:	, 2005

Signature of Stockholder

Signature of Stockholder
NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
          IMPORTANT — PLEASE FILL IN, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.